UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 4, 2024

PAMT CORP

(Exact name of registrant as specified in its charter)

Nevada	0-15057	71-0633135
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

297 West Henri De Tonti, Tontitown, Arkansas 72770

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (479) 361-9111

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	PAMT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously reported, on November 7, 2024, PAMT CORP, a Nevada corporation (formerly P.A.M. Transportation Services, Inc., a Delaware corporation) (“we” or the “Company”), effected a name change and redomestication of the Company from the State of Delaware to the State of Nevada pursuant to a plan of conversion adopted by the board of directors of the Company as of April 22, 2024, and approved by the Company’s shareholders on October 31, 2024. We are filing this Current Report on Form 8-K for the purpose of updating the description of the Company’s capital stock contained in the Company’s Registration Statement on Form 8-A, filed with the Securities and Exchange Commission on October 7, 1986, and in any amendments or reports filed for the purpose of updating such description. The description of capital stock attached as Exhibit 4.1 hereto and incorporated herein by reference shall modify and supersede any description of the Company’s capital stock contained in its previous filings.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

4.1	Description of Capital Stock of the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAMT CORP
(Registrant)

Date: December 4, 2024	By:	/s/ Lance K. Stewart
Lance K. Stewart Vice President of Finance, Chief Financial Officer, and Treasurer

3